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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  OCTOBER 20, 1999
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                                     ISOCOR
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             (Exact name of registrant as specified in its charter)


         CALIFORNIA                    000-27900                 95-4310259
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(State or other jurisdiction        (Commission File          (I.R.S. Employer
      of incorporation)                 Number)              Identification No.)


3420 OCEAN PARK BOULEVARD, SANTA MONICA, CALIFORNIA                     90405
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (310) 581-8100
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                                  INAPPLICABLE
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          (Former name or former address if changed since last report)




Exhibit Index located on page 6.


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         (b) As described in "Item 5. Other Events" below, the registrant has entered into agreements the operation of which may at a subsequent date result in a change of control of the registrant. The information set forth below under "Item 5. Other Events" is incorporated herein by reference.

ITEM 5. OTHER EVENTS

        On October 20, 1999, ISOCOR, a California corporation ("Company"), Critical Path, Inc., a California corporation ("Parent"), and Initialize Acquisition Corp., a California corporation and wholly owned subsidiary of Parent ("Merger Sub"), entered into an Agreement and Plan of Reorganization, dated as of October 20, 1999 (the "Reorganization Agreement"). The Reorganization Agreement sets forth the terms and conditions of the proposed merger of Merger Sub with and into Company (the "Merger"). Upon effectiveness of the Merger, each outstanding share of common stock, no par value, of Company (the "Company Common Stock"), other than shares held by Company, Parent or any subsidiary thereof or shares qualifying as dissenting shares pursuant to the California Corporations Code, will be converted into the right to receive 0.4707 of a share of common stock, no par value, of Parent (the "Parent Common Stock"). As a result of the Merger, Company will become a wholly owned subsidiary of Parent. The parties intend for the Merger to be treated as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and as a "purchase" for accounting purposes.

        Consummation of the Merger is subject to the satisfaction or waiver of certain conditions, including (1) approval by the shareholders of Company of the Reorganization Agreement, a related agreement of merger and the Merger; (2) effectiveness of a registration statement registering with the Securities and Exchange Commission the shares of Parent Common Stock to be issued in the Merger to the shareholders of Company; (3) approval of the listing of such shares of Parent Common Stock by The Nasdaq Stock Market; (4) expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (5) less than 5% of the outstanding shares of Company Common Stock having qualified as dissenting shares under the California Corporations Code; (6) effectiveness of employment offer letters between Parent and each of certain officers and employees of Company and the execution and delivery by such persons of Covenants Not to Compete or Solicit with Parent; and (7) certain other customary conditions.

        Pursuant to an employment offer letter executed by Parent and Paul Gigg, President and Chief Executive Officer of Company, after the Merger Paul Gigg will become Executive Vice President and Chief Operating Officer of Parent. Upon effectiveness of the Merger, outstanding director and employee options to purchase Company Common Stock will be assumed by Parent and become options to purchase shares of Parent Common Stock. The exercise price and number of shares of Company Common Stock subject to each such option will be appropriately adjusted to reflect the Exchange Ratio. Also a result of the Merger, each outstanding purchase right under



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Company's Employee Stock Purchase Plan will become a right to purchase a number of shares of Parent Common Stock equal to the Exchange Ratio.

        Pursuant to a Stock Option Agreement, dated as of October 20, 1999 (the "Option Agreement"), between Company and Parent, Company has granted Parent an option (the "Option") to purchase up to 19.9% of the outstanding Company Common Stock. The Option is exercisable under certain circumstances following the termination of the Reorganization Agreement.

        The Reorganization Agreement contains an $11,484,800 termination fee payable under certain circumstances in connection with the termination of the Reorganization Agreement. Such termination fee plus any amounts payable to Parent in cancellation of the Option pursuant to the Option Agreement may not exceed $14,355,800. In the event a termination fee is payable, Company must reimburse up to $2 million of Parent's expenses incurred in connection with the Reorganization Agreement.

        Company currently anticipates that the Merger will become effective during the first quarter of 2000.

        The directors and officers of Company (exclusive of Brentwood Associates V, L.P., which is discussed below), who collectively held approximately 6.37% of the shares of Company Common Stock outstanding as of October 20, 1999, have entered into Company Voting Agreements, a form of which is filed herewith as
Exhibit 2.3, pursuant to which, among other things, they have agreed to vote their shares of Company Common Stock in favor of the Merger at any meeting of Company shareholders held to consider and vote upon the Merger. Such shareholders also have granted to Parent a proxy to so vote their shares of Company Common Stock. Further, such shareholders have agreed not transfer any of such shares held by them unless such transfer is in accordance with any affiliate agreement between shareholder and Parent (as contemplated by the Reorganization Agreement) and each person to which any of such shares is or may be transferred shall have: (a) executed a counterpart of such voting agreement and a proxy in the form attached thereto and (b) agreed to hold such shares subject to such agreement.

        Brentwood Associates V, L.P. ("Brentwood"), which held approximately 5.8% of the shares of Company Common Stock outstanding as of October 20, 1999, also has entered into a Company Voting Agreement with Parent, a copy of which is filed herewith as Exhibit 2.4. Pursuant to this agreement, Brentwood agreed to the same obligations with respect to such shares as the Company directors and officers who entered into voting agreements with Parent. In addition, with respect to a distribution of Company Common Stock to the constituent partners of Brentwood pursuant to Brentwood's partnership agreement, Brentwood also agreed to obtain, from certain partners of Brentwood, (a) an executed counterpart of such voting agreement and a proxy in the form attached thereto and (b) such partners' agreement to hold such shares subject to such agreement. Such partners consist of up to ten of such partners among those with the largest partnership interests in Brentwood, which partners have received at least 50% of the shares of Company Common Stock held by Brentwood in any such distribution. In connection with any



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such distribution, Brentwood will recommend that Brentwood's partners vote in favor of and approve the Reorganization Agreement, the related agreement of merger and the Merger.

        Copies of the Option Agreement, the form of Company Voting Agreement among Parent and the directors and officers of Company, and the Company Voting Agreement between Parent and Brentwood are filed herewith as Exhibits 2.2, 2.3 and 2.4, respectively. The foregoing descriptions of these agreements are qualified in their entirety by reference to the full text of each of such exhibits. A copy of the Reorganization Agreement will be filed with the Securities and Exchange Commission as an amendment to this report.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

        (c) Exhibits.

Number   Description
------   -----------
2.1      Agreement and Plan of Reorganization, dated as of October 20, 1999, among Critical Path, Inc., Initialize Acquisition Corp. and ISOCOR (the
         schedules to such agreement are not filed herewith and are listed on the last page of Exhibit 2.1. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request).*

2.2      Stock Option Agreement, dated as of October 20, 1999, among Critical
         Path, Inc., Initialize Acquisition Corp. and ISOCOR.

2.3      Form of Company Voting Agreement, dated as of October 20, 1999, between
         Critical Path, Inc. and certain shareholders of ISOCOR.

2.4      Company Voting Agreement, dated as of October 20, 1999, between
         Critical Path, Inc. and Brentwood Associates.


_____________
* To be filed by amendment





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ISOCOR



                                        By: /s/ Paul Gigg
                                            ---------------------------------
                                            Paul Gigg,
                                            President and
                                            Chief Executive Officer

Dated: October 27, 1999












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                                  EXHIBIT INDEX



Number   Description                                                 Page Number
------   -----------                                                 -----------
2.1      Agreement and Plan of Reorganization, dated as of
         October 20, 1999, among Critical Path, Inc., Initialize
         Acquisition Corp. and ISOCOR (the schedules to such
         agreement are not filed herewith and are listed on the
         last page of Exhibit 2.1. The registrant hereby
         undertakes to furnish supplementally a copy of any
         omitted schedule to the Securities and Exchange
         Commission upon request).*

2.2 Stock Option Agreement, dated as of October 20, 1999, among Critical Path, Inc., Initialize Acquisition Corp.
         and ISOCOR.

2.3      Form of Company Voting Agreement, dated as of October
         20, 1999, between Critical Path, Inc. and certain shareholders of ISOCOR.

2.4 Company Voting Agreement, dated as of October 20, 1999, between Critical Path, Inc. and Brentwood Associates.


_____________
* To be filed by amendment









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